MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND




FUND LOGO




Semi-Annual Report

January 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
During the six months ended January 31, 2000, we initially retained a defensive position toward the municipal bond market, then gradually shifted to a neutral stance. We accomplished this goal by investing a substantial portion of the Fund's cash reserves. Since the spring of 1997, our strategy has been to seek to enhance income and to take advantage of the highest absolute municipal yields. During the period, we also sought to capitalize on market discrepancies, caused in part by Year 2000 concerns, by purchasing bonds we believed to be undervalued combined with selling bonds we believed to be overvalued.

North Carolina bond issuance was comparatively light during the six-month period ended January 31, 2000. North Carolina bond prices remained relatively firm compared to the national level because of the light issuance. However, the light issuance presented us with fewer opportunities within the municipal bond market.

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We do not expect to significantly alter our present posture toward the market given the current economic backdrop. We will continue to take advantage of any opportunities in the municipal marketplace that we believe is appropriate.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager


March 3, 2000



We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of Merrill Lynch North Carolina Municipal Bond Fund. Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. since 1999 as Vice President and Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results*
                                                         6 Month         12 Month     Since Inception     Standardized
As of January 31, 2000                                 Total Return    Total Return     Total Return      30-Day Yield
ML North Carolina Municipal Bond Fund Class A Shares       -3.91%          -6.17%          +44.08%            4.78%
ML North Carolina Municipal Bond Fund Class B Shares       -4.16           -6.73           +38.82             4.46
ML North Carolina Municipal Bond Fund Class C Shares       -4.20           -6.74           +27.09             4.36
ML North Carolina Municipal Bond Fund Class D Shares       -4.05           -6.35           +30.53             4.68

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception dates are from 9/25/92 for Class A & Class B
 Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -4.64%         -8.46%
Five Years Ended 12/31/99                  +5.85          +4.99
Inception (9/25/92)
through 12/31/99                           +5.25          +4.66

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/99                        -5.21%         -8.85%
Five Years Ended 12/31/99                  +5.32          +5.32
Inception (9/25/92)
through 12/31/99                           +4.71          +4.71

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -5.22%         -6.13%
Five Years Ended 12/31/99                  +5.21          +5.21
Inception (10/21/94)
through 12/31/99                           +4.86          +4.86

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -4.73%         -8.54%
Five Years Ended 12/31/99                  +5.77          +4.91
Inception (10/21/94)
through 12/31/99                           +5.41          +4.59

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P       Moody's    Face
Ratings   Ratings   Amount                                     Issue                                              Value

North Carolina--92.0%
AA+       Aa2     $2,000    Charlotte, North Carolina, Water and Sewer System Revenue Bonds,
                            5.25% due 6/01/2024                                                                 $  1,760

AA        Aa3      1,500    Charlotte-Mecklenberg, North Carolina, Hospital Authority, Health
                            Care System Revenue Bonds, Series A, 5.875% due 1/15/2026                              1,401

A         A2         500    Chatham County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority Revenue Bonds (Carolina Power and Light
                            Company), 6.30% due 6/15/2014                                                            512

AAA       Aaa      1,000    Cumberland County, North Carolina, COP (Civic Center Project),
                            Series A, 6.40% due 12/01/2004 (a)(f)                                                  1,078

A-        A3         500    Cumberland County, North Carolina, Hospital Facilities Revenue
                            Refunding Bonds (Cumberland County Hospital System Inc.), 4.70% due 10/01/2009           442

AAA       Aaa      1,000    Gastonia, North Carolina, Combined Utilities System, Revenue Refunding
                            Bonds, 4.75% due 5/01/2015 (e)                                                           856

AAA       Aa1      1,225    Greensboro, North Carolina, GO, Public Improvement, 4.75% due 4/01/2018                1,041

NR*       Baa1     1,500    Haywood County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority Revenue Bonds (Champion International Corporation
                            Project), AMT, 6.25% due 9/01/2025                                                     1,381

A         A2       3,500    Martin County, North Carolina, Industrial Facilities and Pollution Control
                            Financing Authority Revenue Bonds (Solid Waste Disposal--Weyerhaeuser
                            Company), AMT, 6.80% due 5/01/2024                                                     3,545

AAA       Aaa      2,000    North Carolina Eastern Municipal Power Agency, Power System Revenue
                            Bonds, Series B, 5.875% due 1/01/2021 (e)                                              1,920

AA+       Aa1      2,000    North Carolina Educational Facilities Finance Agency Revenue Bonds
                            (Duke University Project), Series C, 6.75% due 10/01/2021                              2,088
AAA       NR*        900    North Carolina Educational Facilities Finance Agency, Revenue Refunding
                            Bonds (Elon College Project), 6.375% due 1/01/2007 (b)                                   942

                            North Carolina HFA, S/F Revenue Bonds:
AA        Aa2      2,420      AMT, Series V, 6.80% due 9/01/2025 (c)                                               2,461
AA        Aa2      1,530      AMT, Series X, 6.70% due 9/01/2026                                                   1,552
AA        Aa2      1,725      Series W, 6.50% due 3/01/2018                                                        1,753


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
S/F        Single-Family
VRDN       Variable Rate Demand Notes



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
S&P       Moody's    Face
Ratings   Ratings   Amount                                     Issue                                              Value

North Carolina (concluded)
                            North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds:
AA        Aa3     $2,000      (Duke University Health System), Series B, 4.75% due 6/01/2021                    $  1,583
A         NR*      1,000      (Stanly Memorial Hosptial Project), 6.375% due 10/01/2029                              948

AA        Aa3      2,500    North Carolina Medical Care Commission, Health Care Facilities Revenue
                            Refunding Bonds (Duke University Health System), Series A, 4.75% due 6/01/2028         1,894

AAA       Aaa        500    North Carolina Medical Care Commission, Hospital Revenue Bonds
                            (Wake County Hospital System), 5.375% due 10/01/2026 (e)                                 437

                            North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds:
NR*       VMIG1++    600      (Lexington Memorial Hospital Project), VRDN, 3.70% due 4/01/2010 (g)                   600
AAA       Aaa        500      (Pitt County Memorial Hospital), Series A, 4.75% due 12/01/2028 (e)                    384

                            North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue
                            Refunding Bonds, Series B:
A         NR*      1,080      6.375% due 1/01/2013                                                                 1,094
BBB+      Baa1       750      6.375% due 1/01/2013                                                                   737

NR*       A        1,875    North Carolina State Educational Assistance Authority Revenue Bonds
                            (Guaranteed Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016                1,864

AAA       Aaa      1,000    North Carolina State, GO, Series A, 4.75% due 4/01/2015                                  875

AAA       Aaa      1,000    Piedmont Triad Airport Authority, North Carolina, Airport Revenue
                            Refunding Bonds, Series A, 6% due 7/01/2024 (d)                                          987

A1+       NR*        400    Raleigh Durham, North Carolina, Airport Authority, Special Facility
                            Revenue Refunding Bonds (American Airlines Inc.), VRDN, Series B, 3.65%
                            due 11/01/2005 (g)                                                                       400

AA        Aa3        800    University of North Carolina, Chapel Hill, Hospital Revenue Bonds,
                            6.375% due 2/15/2002 (f)                                                                 840

AAA       Aaa      1,575    University of North Carolina, System Pool Revenue Bonds, Series B, 4.50%
                            due 10/01/2023 (e)                                                                     1,198

Puerto Rico--6.6%

A1+       VMIGI++    800    Puerto Rico Commonwealth, Government Development Bank Revenue Refunding Bonds,
                            VRDN, 2.50% due 12/01/2015 (e)(g)                                                        800

AAA       Aaa      2,250    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                            Series EE, 4.75% due 7/01/2024 (d)                                                     1,833

Total Investments (Cost--$40,943)--98.6%                                                                          39,206

Other Assets Less Liabilities--1.4%                                                                                  565
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 39,771
                                                                                                                ========

(a)AMBAC Insured.
(b)Connie Lee Insured.
(c)FNMA/GNMA Collateralized.
(d)FSA Insured.
(e)MBIA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$40,942,782)                                    $ 39,206,242
                    Cash                                                                                         127,817
                    Receivables:
                      Interest                                                             $    593,767
                      Beneficial interest sold                                                    5,363          599,130
                                                                                           ------------
                    Prepaid expenses and other assets                                                                944
                                                                                                            ------------
                    Total assets                                                                              39,934,133
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                  35,289
                      Investment adviser                                                         17,475
                      Distributor                                                                12,229
                      Beneficial interest redeemed                                               10,369           75,362
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        87,770
                                                                                                            ------------
                    Total liabilities                                                                            163,132
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 39,771,001
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     78,000
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        282,178
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         21,351
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         27,993
                    Paid-in capital in excess of par                                                          42,204,042
                    Accumulated realized capital loss on investments--net                                       (655,608)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                            (450,415)
                    Unrealized depreciation on investments--net                                               (1,736,540)
                                                                                                            ------------
                    Net assets                                                                              $ 39,771,001
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $7,573,950 and 779,997 shares
                    of beneficial interest outstanding                                                      $       9.71
                                                                                                            ============
                    Class B--Based on net assets of $27,404,604 and 2,821,781 shares
                    of beneficial interest outstanding                                                      $       9.71
                                                                                                            ============
                    Class C--Based on net assets of $2,073,257 and 213,510 shares
                    of beneficial interest outstanding                                                      $       9.71
                                                                                                            ============
                    Class D--Based on net assets of $2,719,190 and 279,933 shares
                    of beneficial interest outstanding                                                      $       9.71
                                                                                                            ============

                    See Notes to Financial Statements.




Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  1,268,023
Income:

Expenses:           Investment advisory fees                                               $    120,801
                    Account maintenance and distribution fees--Class B                           76,356
                    Professional fees                                                            34,196
                    Printing and shareholder reports                                             21,472
                    Accounting services                                                          21,071
                    Transfer agent fees--Class B                                                  8,964
                    Registration fees                                                             7,105
                    Account maintenance and distribution fees--Class C                            6,794
                    Pricing fees                                                                  2,716
                    Custodian fees                                                                2,587
                    Transfer agent fees--Class A                                                  2,063
                    Trustees' fees and expenses                                                   1,611
                    Account maintenance fees--Class D                                             1,369
                    Transfer agent fees--Class D                                                    676
                    Transfer agent fees--Class C                                                    660
                    Other                                                                         1,245
                                                                                           ------------
                    Total expenses                                                                               309,686
                                                                                                            ------------
                    Investment income--net                                                                       958,337
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (655,608)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        (2,171,778)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $ (1,869,049)
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Jan. 31, 2000    July 31, 1999
Operations:         Investment income--net                                                 $    958,337     $  2,027,489
                    Realized gain (loss)on investments--net                                    (655,608)         361,280
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (2,171,778)      (2,028,358)
                                                                                           ------------     ------------
                    Net increase (decrease)in net assets resulting from
                    operations                                                               (1,869,049)         360,411
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (199,283)        (398,414)
Shareholders:         Class B                                                                  (648,430)      (1,401,883)
                      Class C                                                                   (46,981)         (90,249)
                      Class D                                                                   (63,643)        (136,943)
                    Realized gain on investments--net:
                      Class A                                                                        --         (165,829)
                      Class B                                                                        --         (701,906)
                      Class C                                                                        --          (44,088)
                      Class D                                                                        --          (59,528)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (76,895)
                      Class B                                                                        --         (325,473)
                      Class C                                                                        --          (20,444)
                      Class D                                                                        --          (27,603)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (958,337)      (3,449,255)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (4,842,624)        (488,357)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                             (7,670,010)      (3,577,201)
                    Beginning of period                                                      47,441,011       51,018,212
                                                                                           ------------     ------------
                    End of period                                                          $ 39,771,001     $ 47,441,011
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                          Class A
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                January 31,        For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                             2000        1999        1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.35   $  11.00   $  10.87   $  10.36    $  10.29
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .24        .47        .50        .51         .51
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.64)      (.35)       .13        .51         .07
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   (.40)       .12        .63       1.02         .58
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.24)      (.47)      (.50)      (.51)       (.51)
                      Realized gain on investments--net                  --       (.20)        --++       --          --
                      In excess of realized gain on
                      investments--net                                   --       (.10)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.24)      (.77)      (.50)      (.51)       (.51)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   9.71   $  10.35   $  11.00   $  10.87    $  10.36
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               (3.91%)+++  1.02%      5.99%     10.17%       5.76%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to           Expenses, net of reimbursement                    1.02%*     1.03%       .90%       .80%        .75%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Expenses                                          1.02%*     1.03%       .90%       .88%        .90%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            4.74%*     4.39%      4.59%      4.89%       4.92%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $  7,574   $  9,094   $  8,753   $  8,542    $  8,043
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               25.13%     47.52%    125.23%     94.59%      90.22%
                                                                   ========   ========   ========   ========    ========

                                                                                          Class B
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                January 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                             2000        1999        1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.35   $  11.01   $  10.88   $  10.36    $  10.29
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .21        .42        .45        .46         .46
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.64)      (.36)       .13        .52         .07
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   (.43)       .06        .58        .98         .53
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.21)      (.42)      (.45)      (.46)       (.46)
                      Realized gain on investments--net                  --       (.20)        --++       --          --
                      In excess of realized gain on
                      investments--net                                   --       (.10)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.21)      (.72)      (.45)      (.46)       (.46)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   9.71   $  10.35  $   11.01   $  10.88    $  10.36
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               (4.16%)+++   .41%      5.45%      9.71%       5.21%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to           Expenses, net of reimbursement                    1.52%*     1.54%      1.41%      1.31%       1.26%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Expenses                                          1.52%*     1.54%      1.41%      1.39%       1.41%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            4.23%*     3.88%      4.08%      4.39%       4.41%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $ 27,405   $ 32,886   $ 37,204   $ 41,137    $ 47,236
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               25.13%     47.52%    125.23%     94.59%      90.22%
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (concluded)
                                                                                          Class C
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                January 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                             2000        1999        1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.35   $  11.00   $  10.87   $  10.36    $  10.28
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .21        .41        .44        .45         .45
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.64)      (.35)       .13        .51         .08
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   (.43)       .06        .57        .96         .53
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.21)      (.41)      (.44)      (.45)       (.45)
                      Realized gain on investments--net                  --       (.20)        --++       --          --
                      In excess of realized gain on
                      investments--net                                   --       (.10)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.21)      (.71)      (.44)      (.45)       (.45)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   9.71   $  10.35   $  11.00   $  10.87    $  10.36
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               (4.20%)+++   .41%      5.35%      9.50%       5.20%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to           Expenses, net of reimbursement                    1.62%*     1.64%      1.51%      1.41%       1.37%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Expenses                                          1.62%*     1.64%      1.51%      1.49%       1.51%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            4.14%*     3.78%      3.98%      4.28%       4.29%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $  2,073   $  2,404   $  2,527   $  2,052    $  1,772
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               25.13%     47.52%    125.23%     94.59%      90.22%
                                                                   ========   ========   ========   ========    ========

                                                                                          Class D
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                January 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                             2000        1999        1998       1997       1996
Per Share           Net asset value, beginning of period           $  10.36   $  11.01   $  10.88   $  10.37    $  10.29
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .23        .46        .49        .50         .50
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.65)      (.35)       .13        .51         .08
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   (.42)       .11        .62       1.01         .58
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.23)      (.46)      (.49)      (.50)       (.50)
                      Realized gain on investments--net                  --       (.20)        --++       --          --
                      In excess of realized gain on
                      investments--net                                   --       (.10)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.23)      (.76)      (.49)      (.50)       (.50)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   9.71   $  10.36   $  11.01  $   10.88    $  10.37
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on net asset value per share               (4.05%)+++   .92%      5.88%     10.05%       5.75%
Return:**                                                          ========   ========   ========   ========    ========

Ratios to           Expenses, net of reimbursement                    1.12%*     1.14%      1.00%       .90%        .85%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Expenses                                          1.12%*     1.14%      1.00%       .98%       1.00%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            4.63%*     4.28%      4.49%      4.79%       4.81%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $  2,719   $  3,057   $  2,534   $  2,132    $  1,880
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               25.13%     47.52%    125.23%     94.59%      90.22%
                                                                   ========   ========   ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions post-October losses.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account    Distribution
                        Maintenance Fee    Fee

Class B                       .25%        .25%
Class C                       .25%        .35%
Class D                       .10%         --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD     MLPF&S

Class A                      $21      $  308
Class D                      $99      $1,324

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $9,709 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $10,173,203 and $12,484,954, respectively.

Net realized losses for the six months ended January 31, 2000 and unrealized losses as of January 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments              $ (608,083)   $(1,736,540)
Financial futures contracts           (47,525)            --
                                   ----------    -----------
Total                              $ (655,608)   $(1,736,540)
                                   ----------    -----------

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,736,540, of which $456,870 was related to appreciated securities and $2,193,410 was related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $40,942,782.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,842,624 and $488,357 for the six months ended
January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
January 31, 2000                      Shares        Amount

Shares sold                            33,548     $  331,617
Shares issued to share-
holders in reinvestment of
dividends                              11,484        114,213
                                   ----------     ----------
Total issued                           45,032        445,830
Shares redeemed                      (143,442)    (1,426,645)
                                   ----------     ----------
Net decrease                          (98,410)    $ (980,815)
                                   ==========     ==========

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           180,178    $ 1,962,704
Shares issued to share-
holders in reinvestment of
dividends and distributions            37,084        399,625
                                   ----------    -----------
Total issued                          217,262      2,362,329
Shares redeemed                      (134,277)    (1,461,265)
                                   ----------    -----------
Net increase                           82,985    $   901,064
                                   ----------    -----------

Class B Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                           143,365    $ 1,440,800
Shares issued to share-
holders in reinvestment of
dividends                              32,583        324,078
                                   ----------    -----------
Total issued                          175,948      1,764,878
Automatic conversion of
shares                                 (4,967)       (50,671)
Shares redeemed                      (525,391)    (5,231,051)
                                   ----------    -----------
Net decrease                         (354,410)   $(3,516,844)
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           413,519    $ 4,501,793
Shares issued to share-
holders in reinvestment of
dividends and distributions           121,842      1,314,826
                                   ----------    -----------
Total issued                          535,361      5,816,619
Automatic conversion of
shares                                (11,637)      (124,422)
Shares redeemed                      (727,695)    (7,840,365)
                                   ----------    -----------
Net decrease                         (203,971)   $(2,148,168)
                                   ==========    ===========


Class C Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            21,551    $   219,051
Shares issued to share-
holders in reinvestment of
dividends                               2,720         27,048
                                   ----------    -----------
Total issued                           24,271        246,099
Shares redeemed                       (42,987)      (430,396)
                                   ----------    -----------
Net decrease                          (18,716)   $  (184,297)
                                   ==========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            48,122    $   523,208
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,428         79,965
                                   ----------    -----------
Total issued                           55,550        603,173
Shares redeemed                       (52,919)      (576,849)
                                   ----------    -----------
Net increase                            2,631    $    26,324
                                   ==========    ===========


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


Class D Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            49,362     $  482,509
Automatic conversion of
shares                                  4,967         50,671
Shares issued to share-
holders in reinvestment of
dividends                               3,272         32,558
                                   ----------    -----------
Total issued                           57,601        565,738
Shares redeemed                       (72,812)      (726,406)
                                   ----------    -----------
Net decrease                          (15,211)   $  (160,668)
                                   ==========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           121,293    $ 1,328,441
Automatic conversion of
shares                                 11,637        124,422
Shares issued to share-
holders in reinvestment of
dividends and distributions            11,597        124,949
                                   ----------    -----------
Total issued                          144,527      1,577,812
Shares redeemed                       (79,545)      (845,389)
                                   ----------    -----------
Net increase                           64,982    $   732,423
                                   ==========    ===========


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 2000


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Robert R. Martin, Trustee of Merrill Lynch North
Carolina Municipal Bond Fund has recently retired.
The Fund's Board of Trustees wishes Mr. Martin well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863